Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF CBIZ, INC.

This certification is provided pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2015 (the “Form 10-Q”) of CBIZ, Inc. (the “Issuer”) filed with the Securities and Exchange Commission on the date hereof.

I, Ware H. Grove, the Chief Financial Officer of the Issuer, certify that to the best of my knowledge:

(i)	the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 3, 2015	/s/ WARE H. GROVE
Ware H. Grove
Chief Financial Officer

Subscribed and sworn to before me this 3rd day of November, 2015.

/s/ MICHAEL W. GLEESPEN
Name: Michael W. Gleespen Title: Notary Public & Attorney-At-Law Registered in Franklin County, Ohio No Expiration Date